                               [FACE OF CERTIFICATE]

                               BASIC U.S. REIT, INC.
       Number                                                   Shares

B
    COMMON STOCK                                             COMMON STOCK

                 INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

             THIS CERTIFICATE IS TRANSFERABLE ONLY IN NEW YORK, NEW YORK

                                                               CUSIP 069908 10 1

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                               AND RESTRICTIONS



THIS CERTIFIES THAT



IS THE OWNER OF

  FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

BASIC U.S. REIT, INC. TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE SUBJECT TO ALL OF THE PROVISIONS OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION AND BYLAWS OF THE CORPORATION, EACH AS FROM TIME TO TIME AMENDED (COPIES OF WHICH ARE ON FILE WITH THE TRANSFER AGENT), TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

    WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:


/s/ Aran Kwinta         BASIC U.S. REIT, INC.         /s/ Carl Maynard
  SECRETARY                  CORPORATE                   PRESIDENT
                               SEAL              AND CHIEF EXECUTIVE OFFICER
                               1996
                             MARYLAND



COUNTERSIGNED AND REGISTERED:
    AMERICAN STOCK TRANSFER & TRUST COMPANY
         (NEW YORK, NEW YORK)
              TRANSFER AGENT AND REGISTRAR

BY


                   AUTHORIZED SIGNATURE

                              [REVERSE OF CERTIFICATE]
                                BASIC U.S. REIT, INC.
                                   IMPORTANT NOTICE


    The Corporation will furnish to any stockholder, on request and without charge, a full statement of the information required by Section 2-211(b) of the Maryland General Corporation Law with respect to the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation has authority to issue and, if the Corporation is authorized to issue any preferred or special class in series, (i) the differences in the relative rights and preferences between the shares of each series to the extent set, and (ii) the authority of the Board of Directors to act such rights and preferences of subsequent series. The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the Amended and Restated Articles of Incorporation of the Corporation, as amended from time to time, a copy of which will be furnished without charge to the registered holder of this certificate upon request to the Secretary of the Corporation at its principal office or to the Transfer Agent.

    The shares of Common Stock represented by this certificate are subject to certain restrictions on transferability and ownership in order to comply with provisions of the U.S. Internal Revenue Code of 1986, as amended, relating to real estate investment trusts. The terms and conditions of these restrictions are set forth in the Amended and Restated Articles of Incorporation of the Corporation, a copy of which will be furnished without charge to the registered holder of this certificate upon request to the Secretary of the Corporation at its principal office or to the Transfer Agent.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM   -    as tenants in common
    TEN ENT   -    as tenants by the entireties
    JT TEN    -    as joint tenants with right of
                   survivorship and not as tenants
                   in common

    UNIF GIFT MIN ACT   -    ............. Custodian .............
                                 (Cust)                  (Minor)
                             under Uniform Gifts to Minors
                             Act ............................................
                                                   (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,                  hereby sell, assign and transfer unto
                        ----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                      Shares
----------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------------

                               NOTICE:
                                       ---------------------------------------
                                       THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME AS WRITTEN UPON
                                       THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT, OR ANY CHANGE WHATEVER.

         SIGNATURE(S) GUARANTEED:
                                  --------------------------------------------
                                  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                  ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                  STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                  AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                  APPROVED SIGNATURE GUARANTEE MEDALLION
                                  PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.